Guarantees, Pledged Assets and Collateral	12 Months Ended
Dec. 31, 2013
Guarantees, Pledged Assets and Collateral [Abstract]
Guarantees, Pledged Assets and Collateral

Note 14: Guarantees, Pledged Assets and Collateral

Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Guarantees are generally in the form of standby letters of credit, securities lending and other indemnifications, liquidity agreements, written put options, recourse obligations, residual value guarantees, and contingent consideration. The following table shows carrying value, maximum exposure to loss on our guarantees and the related non-investment grade amounts.

	December 31, 2013
		Maximum exposure to loss
			Expires after	Expires after
		Expires in	one year	three years	Expires		Non-
	Carrying	one year	through	through	after five		investment
(in millions)	value	or less	three years	five years	years	Total	grade
Standby letters of credit (1)	$56	16,907	11,628	5,308	994	34,837	9,512
Securities lending and
other indemnifications	-	-	3	18	3,199	3,220	25
Liquidity agreements (2)	-	-	-	-	17	17	-
Written put options (3)	907	4,775	2,967	3,521	2,725	13,988	4,311
Loans and MHFS sold with recourse	86	116	418	849	5,014	6,397	3,674
Contingent consideration	30	15	94	-	-	109	109
Other guarantees	3	329	17	16	954	1,316	4
Total guarantees	$1,082	22,142	15,127	9,712	12,903	59,884	17,635

	December 31, 2012
		Maximum exposure to loss
			Expires after	Expires after
		Expires in	one year	three years			Non-
	Carrying	one year	through	through	Expires after		investment
(in millions)	value	or less	three years	five years	five years	Total	grade
Standby letters of credit (1)	$42	19,463	11,782	6,531	1,983	39,759	11,331
Securities lending and
other indemnifications	-	3	7	20	2,511	2,541	118
Liquidity agreements (2)	-	-	-	-	3	3	3
Written put options (2)(3)	1,427	2,951	3,873	2,475	2,575	11,874	3,953
Loans and MHFS sold with recourse	99	443	357	647	4,426	5,873	3,905
Contingent consideration	35	11	24	94	-	129	129
Other guarantees	3	677	26	1	717	1,421	4
Total guarantees	$1,606	23,548	16,069	9,768	12,215	61,600	19,443

  Total maximum exposure to loss includes direct pay letters of credit (DPLCs) of $16.8 billion and $18.5 billion at December 31, 2013 and December 31, 2012, respectively. We issue DPLCs to provide credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement. We also originate multipurpose lending commitments under which borrowers have the option to draw on the facility in one of several forms, including as a standby letter of credit. Total maximum exposure to loss includes the portion of these facilities for which we have issued standby letters of credit under the commitments.
  Certain of these agreements included in this table are related to off-balance sheet entities and, accordingly, are also disclosed in Note 8.
  Written put options, which are in the form of derivatives, are also included in the derivative disclosures in Note 16.

“Maximum exposure to loss” and “Non-investment grade” are required disclosures under GAAP. Non-investment grade represents those guarantees on which we have a higher risk of being required to perform under the terms of the guarantee. If the underlying assets under the guarantee are non-investment grade (that is, an external rating that is below investment grade or an internal credit default grade that is equivalent to a below investment grade external rating), we consider the risk of performance to be high. Internal credit default grades are determined based upon the same credit policies that we use to evaluate the risk of payment or performance when making loans and other extensions of credit. These credit policies are further described in Note 6.

Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is its extremely remote possibility, where the value of our interests and any associated collateral declines to zero. Maximum exposure to loss estimates in the table above do not reflect economic hedges or collateral we could use to offset or recover losses we may incur under our guarantee agreements. Accordingly, this required disclosure is not an indication of expected loss. We believe the carrying value, which is either fair value for derivative related products or the allowance for lending related commitments, is more representative of our exposure to loss than maximum exposure to loss.

Standby letters of credit We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. Standby letters of credit are agreements where we are obligated to make payment to a third party on behalf of a customer in the event the customer fails to meet their contractual obligations. We consider the credit risk in standby letters of credit and commercial and similar letters of credit in determining the allowance for credit losses. Standby letters of credit include direct pay letters of credit we issue to provide credit enhancements for certain bond issuances.

Securities lending and other indemnifications As a securities lending agent, we lend debt and equity securities from participating institutional clients' portfolios to third-party borrowers. These arrangements are for an indefinite period of time whereby we indemnify our clients against default by the borrower in returning these lent securities. This indemnity is supported by collateral received from the borrowers and is generally in the form of cash or highly liquid securities that are marked to market daily. There was $346 million at December 31, 2013 and $443 million at December 31, 2012, in collateral supporting loaned securities with values of $337 million and $436 million, respectively.

We use certain third party clearing agents to clear and settle transactions on behalf of some of our institutional brokerage customers. We indemnify the clearing agents against loss that could occur for non-performance by our customers on transactions that are not sufficiently collateralized. Transactions subject to the indemnifications may include customer obligations related to the settlement of margin accounts and short positions, such as written call options and securities borrowing transactions. Outstanding customer obligations were $769 million and $579 million and the related collateral was $3.7 billion and $3.1 billion at December 31, 2013, and December 31, 2012, respectively. Our estimate of maximum exposure to loss, which requires judgment regarding the range and likelihood of future events, was $2.9 billion as of December 31, 2013, and $2.1 billion as of December 31, 2012.

We enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements. We do, however, record a liability for residential mortgage loans that we expect to repurchase pursuant to various representations and warranties. See Note 9 for additional information on the liability for mortgage loan repurchase losses.

Liquidity agreements We provide liquidity to certain off-balance sheet entities that hold securitized fixed-rate municipal bonds and consumer or commercial assets that are partially funded with the issuance of money market and other short-term notes. See Note 8 for additional information on securitizations and VIEs.

Written put options Written put options are contracts that give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price, and include options, floors, caps and credit default swaps. These written put option contracts generally permit net settlement. While these derivative transactions expose us to risk in the event the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset substantially all put options written to customers with purchased options. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written put options is based on future market conditions and is only quantifiable at settlement. See Note 16 for additional information regarding written derivative contracts.

Loans AND MHFS SOLD with recourse In certain loan sales or securitizations, we provide recourse to the buyer whereby we are required to indemnify the buyer for any loss on the loan up to par value plus accrued interest. We provide recourse, predominantly to the GSEs, on loans sold under various programs and arrangements. Primarily all of these programs and arrangements require that we share in the loans' credit exposure for their remaining life by providing recourse to the GSE, up to 33.33% of actual losses incurred on a pro-rata basis, in the event of borrower default. Under the remaining recourse programs and arrangements, if certain events occur within a specified period of time from transfer date, we have to provide limited recourse to the buyer to indemnify them for losses incurred for the remaining life of the loans. The maximum exposure to loss reported in the accompanying table represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote and amounts paid can be recovered in whole or in part from the sale of collateral. During 2013 and 2012 we repurchased $33 million and $26 million, respectively, of loans associated with these agreements. We also provide representation and warranty guarantees on loans sold under the various recourse programs and arrangements. Our loss exposure relative to these guarantees is separately considered and provided for, as necessary, in determination of our liability for loan repurchases due to breaches of representation and warranties. See Note 9 for additional information on the liability for mortgage loan repurchase losses.

Contingent consideration In connection with certain brokerage, asset management, insurance agency and other acquisitions we have made, the terms of the acquisition agreements provide for deferred payments or additional consideration, based on certain performance targets.

Other Guarantees We are members of exchanges and clearing houses that we use to clear our trades and those of our customers. It is common that all members in these organizations are required to collectively guarantee the performance of other members. Our obligations under the guarantees are based on either a fixed amount or a multiple of the collateral we are required to maintain with these organizations. We have not recorded a liability for these arrangements as of the dates presented in the previous table because we believe the likelihood of loss is remote.

We also have contingent performance arrangements related to various customer relationships and lease transactions. We are required to pay the counterparties to these agreements if third parties default on certain obligations.

Pledged Assets

As part of our liquidity management strategy, we pledge assets to secure trust and public deposits, borrowings and letters of credit from the FHLB and FRB, securities sold under agreements to repurchase (repurchase agreements), and for other purposes as required or permitted by law or insurance statutory requirements. The types of collateral we pledge include securities issued by federal agencies, government-sponsored entities (GSEs), domestic and foreign companies and various commercial and consumer loans. The following table provides the total carrying amount of pledged assets by asset type, of which substantially all are pursuant to agreements that do not permit the secured party to sell or repledge the collateral. The table excludes pledged consolidated VIE assets of $8.1 billion and $14.6 billion at December 31, 2013, and December 31, 2012, respectively, which can only be used to settle the liabilities of those entities. The table also excludes $15.3 billion and $22.3 billion in assets pledged in transactions accounted for as secured borrowings at December 31, 2013 and December 31, 2012, respectively. See Note 8 for additional information on consolidated VIE assets and secured borrowings.

	Dec. 31,	Dec. 31,
(in millions)	2013	2012
Trading assets and other (1)	$30,288	28,031
Investment securities (2)	85,468	96,018
Loans (3)	381,597	360,171
Total pledged assets	$497,353	484,220

(1)	Represent assets pledged to collateralize repurchase agreements and other securities financings. Balance includes $29.0 billion and $27.4 billion at December 31, 2013, and December 31, 2012, respectively, under agreements that permit the secured parties to sell or repledge the collateral.
(2)	Includes $8.7 billion and $8.4 billion in collateral for repurchase agreements at December 31, 2013, and December 31, 2012, respectively, which are pledged under agreements that do not permit the secured parties to sell or repledge the collateral.
(3)	Represent loans carried at amortized cost, which are pledged under agreements that do not permit the secured parties to sell or repledge the collateral.

Offsetting of Resale and Repurchase Agreements and Securities Borrowing and Lending Agreements

The table below presents resale and repurchase agreements subject to master repurchase agreements (MRA) and securities borrowing and lending agreements subject to master securities lending agreements (MSLA). We account for transactions subject to these agreements as collateralized financings and those with a single counterparty are presented net on our balance sheet, provided certain criteria are met that permit balance sheet netting. Most transactions subject to these agreements do not meet those criteria and thus are not eligible for balance sheet netting.

Collateral we pledged consists of non-cash instruments, such as securities or loans, and is not netted on the balance sheet against the related collateralized liability. Collateral we received includes securities or loans and is not recognized on our balance sheet. Collateral received or pledged may be increased or decreased over time to maintain certain contractual thresholds as the assets underlying each arrangement fluctuate in value. Generally, these agreements require collateral to exceed the asset or liability recognized on the balance sheet. The following table includes the amount of collateral pledged or received related to exposures subject to enforceable MRAs or MSLAs. While these agreements are typically over-collateralized, U.S. GAAP requires disclosure in this table to limit the amount of such collateral to the amount of the related recognized asset or liability for each counterparty.

In addition to the amounts included in the table below, we also have balance sheet netting related to derivatives that is disclosed within Note 16.

		Dec. 31,	Dec. 31,
(in millions)		2013	2012
Assets:
Resale and securities borrowing agreements
	Gross amounts recognized	$38,635	45,847
	Gross amounts offset in consolidated balance sheet (1)	(2,817)	(2,561)
	Net amounts in consolidated balance sheet (2)	35,818	43,286
	Noncash collateral not recognized in consolidated balance sheet (3)	(35,768)	(42,920)
	Net amount (4)	$50	366
Liabilities:
Repurchase and securities lending agreements
	Gross amounts recognized	$38,032	35,876
	Gross amounts offset in consolidated balance sheet (1)	(2,817)	(2,561)
	Net amounts in consolidated balance sheet (5)	35,215	33,315
	Noncash collateral pledged but not netted in consolidated balance sheet (6)	(34,770)	(33,050)
	Net amount (7)	$445	265

(1)	Represents recognized amount of resale and repurchase agreements with counterparties subject to enforceable MRAs or MSLAs that have been offset in the consolidated balance sheet.
(2)	At December 31, 2013 and December 31, 2012, includes $25.7 billion and $33.8 billion, respectively, classified on our consolidated balance sheet in Federal funds sold, securities purchased under resale agreements and other short-term investments and $10.1 billion and $9.5 billion, respectively, in Loans.
(3)	Represents the fair value of non-cash collateral we have received under enforceable MRAs or MSLAs, limited for table presentation purposes to the amount of the recognized asset due from each counterparty. At December 31, 2013 and December 31, 2012, we have received total collateral with a fair value of $43.3 billion and $46.6 billion, respectively, all of which, we have the right to sell or repledge. These amounts include securities we have sold or repledged to others with a fair value of $23.8 billion at December 31, 2013 and $29.7 billion at December 31, 2012.
(4)	Represents the amount of our exposure that is not collateralized and/or is not subject to an enforceable MRA or MSLA.
(5)	Amount is classified in Short-term borrowings on our consolidated balance sheet.
(6)	Represents the fair value of non-cash collateral we have pledged, related to enforceable MRAs or MSLAs, limited for table presentation purposes to the amount of the recognized liability owed to each counterparty. At December 31, 2013 and December 31, 2012, we have pledged total collateral with a fair value of $39.0 billion and $36.4 billion, respectively, of which, the counterparty does not have the right to sell or repledge $10.0 billion as of December 31, 2013 and $9.1 billion as of December 31, 2012.
(7)	Represents the amount of our exposure that is not covered by pledged collateral and/or is not subject to an enforceable MRA or MSLA.